Exhibit 10(aa)

TENET HEALTHCARE 2008 STOCK INCENTIVE PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS

FOR INITIAL GRANT TO DIRECTORS

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Tenet Healthcare Corporation (the “Company”) is authorized under the Company’s 2008 Stock Incentive Plan (the “Plan”) to make awards of restricted stock units (“RSUs”) (also referred to as Deferred Stock Units) and to determine the terms of such RSUs.

On [Grant Date] (the “Grant Date”), the Committee granted you,                      (“You”), RSUs. The RSUs were granted by the Committee subject to the terms and conditions set forth below in this certificate (the “Certificate”). The RSUs are also subject to the terms and conditions of the Plan, which is incorporated herein by this reference. Each capitalized term not otherwise defined herein will have the meaning given to such term in the Plan.

1.	Grant. The Committee has granted You RSUs representing [Number of RSUs Granted] Shares in consideration for your election or appointment to the Board.

2.	Vesting and Settlement. The RSUs are 100 percent vested as of the Grant Date and will be settled in Shares upon Your termination of service on the Board. Settlement will occur within 60 days of your termination of service. Upon settlement, You will recognize ordinary income and taxes will be due.

3.	Change in Control. In the event of a Change in Control the following provisions will apply:

•	If successor company assumes the RSUs or substitutes other restricted stock units for such RSUs the terms of this Certificate will continue to apply.

•

If successor company does not assume the RSUs, or substitute other restricted stock units for the RSUs, the RSUs will be settled within 60 days of the date of the Change in Control, except for a Change in Control in which a liquidation or dissolution of the Company is approved by a majority of its shareholders, in which case the RSUs will terminate and be forfeited.

4.	Rights as Shareholder. You will not have any rights of a shareholder prior to the settlement of the RSUs, at which time You will have all of the rights of a shareholder with respect to the Shares received, including the right to vote those Shares and receive all dividends and other distributions, if any, paid or made with respect thereto. Any Shares distributed as dividends with respect to the Shares subject to the RSUs will be subject to the same vesting and settlement schedule as the underlying RSU.

5.	Transferability. The RSUs generally may not be transferred, assigned or made subject to any encumbrance, pledge, or charge. Limited exceptions to this rule apply in the case of death, divorce, or gift as provided in Section 12.3 of the Plan.

6.	Effect on Other Employee Benefit Plans. The value of the RSUs evidenced by this Certificate will not be included as compensation, earnings, salaries, or other similar terms used when calculating Your benefits under any employee benefit plan sponsored by the Company or a Subsidiary, except as such plan otherwise expressly provides.

7.	No Continued Service. Nothing in this Certificate will confer upon You any right to continue in the service of the Company as a member of the Board.

8.	Amendment. By written notice to You, the Committee reserves the right to amend the Plan or the provisions of this Certificate provided that no such amendment will impair in any material respect Your rights under this Certificate without Your consent except as required to comply with applicable securities laws or Section 409A of the Internal Revenue Code.

9.	Severability. If any term or provision of this Certificate is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any term or provision of this Certificate not declared to be unlawful or invalid. Any term or provision of this Certificate so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to such term or provision to the fullest extent possible while remaining lawful and valid.

10.	Construction. A copy of the Plan has been made available to You and additional copies of the Plan are available upon request to the Company’s Corporate Secretary at the Company’s principal executive office during normal business hours. To the extent that any term or provision of this Certificate violates or is inconsistent with an express term or provision of the Plan, the Plan term or provision shall govern and any inconsistent term or provision in this Certificate shall be of no force or effect.

11.	Binding Effect and Benefit. This Certificate shall be binding upon and, subject to the terms and conditions hereof, inure to the benefit of the Company, its successors and assigns, and You and Your successors and assigns.

12.	Entire Understanding. This Certificate embodies the entire understanding and agreement of the Company and You in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind the Company or You.

13.	Governing Law. This Certificate shall be governed by, and construed in accordance with, the laws of the State of Nevada.

TENET HEALTHCARE 2008 STOCK INCENTIVE PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS

FOR ANNUAL GRANT TO DIRECTORS

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Tenet Healthcare Corporation (the “Company”) is authorized under the Company’s 2008 Stock Incentive Plan (the “Plan”) to make awards of restricted stock units (“RSUs”) (also referred to as Deferred Stock Units) and to determine the terms of such RSUs.

On [Grant Date] (the “Grant Date”), the Committee granted you,                      (“You”), RSUs. The RSUs were granted by the Committee subject to the terms and conditions set forth below in this certificate (the “Certificate”). The RSUs are also subject to the terms and conditions of the Plan, which is incorporated herein by this reference. Each capitalized term not otherwise defined herein will have the meaning given to such term in the Plan.

1.	Grant. The Committee has granted You RSUs representing [Number of RSUs Granted] Shares in consideration for your service on the Board.

2.	Vesting and Settlement. The RSUs are 100 percent vested as of the Grant Date and, unless You elect otherwise pursuant to Section 4 below, will be settled in Shares upon the earlier of the third anniversary of the Grant Date or Your termination of service on the Board. Settlement will occur within 60 days of the event entitling You to settlement. Upon settlement, You will recognize ordinary income and taxes will be due.

3.	Change in Control. In the event of a Change in Control the following provisions will apply:

•	If successor company assumes the RSUs or substitutes other restricted stock units for such RSUs the terms of this Certificate will continue to apply.

•

If successor company does not assume the RSUs, or substitute other restricted stock units for the RSUs, the RSUs will be settled within 60 days of the Change in Control except for a Change in Control in which a liquidation or dissolution of the Company is approved by a majority of its shareholders, in which case the RSUs will terminate and be forfeited.

4.	Deferral of RSUs. You may elect to defer the settlement of Your RSUs for a period of five years from the date such RSUs would otherwise be settled; provided, that Your deferral election is made at least 12 months before the date on which such RSUs would otherwise be settled. Any such deferral will be made pursuant to the terms of a separate deferred compensation plan adopted by the Company for this purpose. Settlement of the deferred RSUs will be made in accordance with the terms of such deferred compensation plan.

5.	Rights as Shareholder. You will not have any rights of a shareholder prior to the settlement of the RSUs, at which time You will have all of the rights of a shareholder with respect to the Shares received, including the right to vote those Shares and receive all dividends and other distributions, if any, paid or made with respect thereto. Any Shares distributed as dividends with respect to the Shares subject to the RSUs will be subject to the same vesting, settlement and deferral schedule as the underlying RSU.

6.	Transferability. The RSUs generally may not be transferred, assigned or made subject to any encumbrance, pledge, or charge. Limited exceptions to this rule apply in the case of death, divorce, or gift as provided in Section 12.3 of the Plan.

7.	Effect on Other Employee Benefit Plans. The value of the RSUs evidenced by this Certificate will not be included as compensation, earnings, salaries, or other similar terms used when calculating Your benefits under any employee benefit plan sponsored by the Company or a Subsidiary, except as such plan otherwise expressly provides.

8.	No Continued Service. Nothing in this Certificate will confer upon You any right to continue in the service of the Company as a member of the Board.

9.	Amendment. By written notice to You, the Committee reserves the right to amend the Plan or the provisions of this Certificate provided that no such amendment will impair in any material respect Your rights under this Certificate without Your consent except as required to comply with applicable securities laws or Section 409A of the Internal Revenue Code.

10.	Severability. If any term or provision of this Certificate is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any term or provision of this Certificate not declared to be unlawful or invalid. Any term or provision of this Certificate so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to such term or provision to the fullest extent possible while remaining lawful and valid.

11.	Construction. A copy of the Plan has been made available to You and additional copies of the Plan are available upon request to the Company’s Corporate Secretary at the Company’s principal executive office during normal business hours. To the extent that any term or provision of this Certificate violates or is inconsistent with an express term or provision of the Plan, the Plan term or provision shall govern and any inconsistent term or provision in this Certificate shall be of no force or effect.

12.	Binding Effect and Benefit. This Certificate shall be binding upon and, subject to the terms and conditions hereof, inure to the benefit of the Company, its successors and assigns, and You and Your successors and assigns.

13.	Entire Understanding. This Certificate embodies the entire understanding and agreement of the Company and You in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind the Company or You.

14.	Governing Law. This Certificate shall be governed by, and construed in accordance with, the laws of the State of Nevada.

TENET HEALTHCARE 2008 STOCK INCENTIVE PLAN

TERMS AND CONDITIONS OF

NON-QUALIFIED STOCK OPTIONS FOR EXECUTIVES

The Compensation Committee (the “Committee”) of the Board of Directors of Tenet Healthcare Corporation (the “Company”) is authorized under the Company’s 2008 Stock Incentive Plan (the “Plan”) to make awards of non-qualified stock options (“Stock Options”) and to determine the terms of such Stock Options.

On [Grant Date] (the “Grant Date”), the Committee granted you,                      (“You”), Stock Options. The Stock Options were granted by the Committee subject to the terms and conditions set forth below in this certificate (the “Certificate”). The Stock Options are also subject to the terms and conditions of the Plan, which is incorporated herein by this reference. Each capitalized term not otherwise defined herein will have the meaning given to such term in the Plan.

1.	Grant. The Committee has granted You Stock Options representing the right to purchase [Number of Options Granted] Shares, with a $[Grant Price] exercise price per Share, in consideration for services to be performed by You for the Company or a Subsidiary of the Company.

2.	Vesting. The Stock Options will vest as follows: (a) one-third will vest on the first anniversary of the Grant Date, (b) one-third will vest on the second anniversary of the Grant Date, and (c) one-third will vest on the third anniversary of the Grant Date. The Stock Options will expire on [Expiration Date]. All unvested Stock Options will vest in the event of Your employment is terminated for any of the following reasons, and all vested options will be exercisable for the period specified below:

•	Death - the Stock Options will remain exercisable until [Expiration Date]

•	Disability (as defined under section 409A(2)(C)(ii) of the Internal Revenue Code) - the Stock Options will remain exercisable until [Expiration Date.]

•	Qualifying Termination - the Stock Options will remain exercisable until the earlier of (i) ninety (90) days or (ii) [Expiration Date].

•	Retirement on or after age 62 - the Stock Options will remain exercisable until [Expiration Date].

3.	Exercise. You may exercise Your Stock Options and pay the exercise price for Your Shares in (a) cash or cash equivalents, (b) previously acquired Shares, (c) by withholding Shares otherwise issuable on exercise, (d) by same day sales by a broker (Note: not an option for Executive Officers), or (e) by any combination of the above. Upon the exercise of Your Stock Options, You will recognize ordinary income. The Company is required to withhold payroll taxes due with respect to that ordinary income. Pursuant to the Plan, at its option the Committee either may (1) have the Company withhold Shares having a Fair Market Value equal to the amount of the minimum tax withholding or (2) require You to pay to the Company the amount of the tax withholding.

4.	Change in Control. In the event of a Change in Control, if the Fair Market Value of the Shares subject to the Stock Options does not exceed the exercise price, the Stock Options will terminate and be cancelled. If the Fair Market Value of the Shares subject to the Stock Options is greater than the exercise price, the following provisions will apply:

•

If successor company assumes the Stock Options or substitutes other options for such Stock Options and You incur a Qualifying Termination within the Protection Period, the Stock Options (or substitute options) will vest and become exercisable for twenty-four (24) months or until [Expiration Date], whichever occurs first.

•	If successor company does not assume the Stock Options, or substitute other options for the Stock Options, the Stock Options will fully vest and become exercisable until [Expiration Date].

Notwithstanding the foregoing, in the event of a Change in Control, the Committee may cancel all outstanding Stock Options and pay You in cash, Shares or a combination of cash and Shares the difference between the then Fair Market Value and the exercise price.

5.	Rights as Shareholder. You will not have any rights of a shareholder prior to the exercise of Your Stock Options and the delivery of the Shares, at which time You will have all of the rights of a shareholder with respect to the Shares received upon the exercise of those Stock Options, including the right to vote the Shares and receive all dividends and other distributions, if any, paid or made with respect thereto.

6.	Transferability. The Stock Options generally may not be transferred, assigned or made subject to any encumbrance, pledge or charge. Limited exceptions to this rule apply in the case of death, divorce or gift as provided in Section 12.3 of the Plan.

7.	Effect on Other Employee Benefit Plans. The value of the Stock Options evidenced by this Certificate will not be included as compensation, earnings, salaries, or other similar terms used when calculating Your benefits under any employee benefit plan sponsored by the Company or a Subsidiary, except as such plan otherwise expressly provides.

8.	No Employment Rights. Nothing in this Certificate will confer upon You any right to continue in the employ or service of the Company or any Subsidiary or affect the right of the Company or a Subsidiary to terminate Your employment at any time with or without cause.

9.	Amendment. By written notice to You, the Committee reserves the right to amend the Plan or the provisions of this Certificate provided that no such amendment will impair in any material respect Your rights under this Certificate without Your consent except as required to comply with applicable securities laws or Section 409A of the Internal Revenue Code.

10.	Severability. If any term or provision of this Certificate is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any term or provision of this Certificate not declared to be unlawful or invalid. Any term or provision of this Certificate so declared to be unlawful or invalid will, if possible, be construed in a manner that will give effect to such term or provision to the fullest extent possible while remaining lawful and valid.

11.	Construction. A copy of the Plan has been made available to You and additional copies of the Plan are available upon request to the Company’s Corporate Secretary at the Company’s principal executive office during normal business hours. To the extent that any term or provision of this Certificate violates or is inconsistent with an express term or provision of the Plan, the Plan term or provision will govern and any inconsistent term or provision in this Certificate will be of no force or effect.

12.	Binding Effect and Benefit. This Certificate will be binding upon and, subject to the terms and conditions hereof, inure to the benefit of the Company, its successors and assigns, and You and Your successors and assigns.

13.	Entire Understanding. This Certificate embodies the entire understanding and agreement of the Company and You in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, will bind the Company or You.

14.	Governing Law. This Grant will be governed by, and construed in accordance with, the laws of the State of Nevada.

TENET HEALTHCARE 2008 STOCK INCENTIVE PLAN

TERMS AND CONDITIONS OF

RESTRICTED STOCK UNIT AWARDS FOR EXECUTIVES

The Compensation Committee (the “Committee”) of the Board of Directors of Tenet Healthcare Corporation (the “Company”) is authorized under the Company’s 2008 Stock Incentive Plan (the “Plan”) to make awards of restricted stock units (“RSUs”) and to determine the terms of such RSUs.

On [Grant Date] (the “Grant Date”), the Committee granted you,                      (“You”), RSUs. The RSUs were granted by the Committee subject to the terms and conditions set forth below in this certificate (the “Certificate”). The RSUs are also subject to the terms and conditions of the Plan, which is incorporated herein by this reference. Each capitalized term not otherwise defined herein will have the meaning given to such term in the Plan.

1.	Grant. The Committee has granted You RSUs representing [Number of RSUs Granted] Shares in consideration for services to be performed by You for the Company or a Subsidiary of the Company.

2.	Vesting. The RSUs will vest as follows: (a) one-third will vest on the first anniversary of the Grant Date, (b) one-third will vest on the second anniversary of the Grant Date, and (c) one-third will vest on the third anniversary of the Grant Date. All unvested RSUs will vest in the event Your employment is terminated for any of the following reasons:

•	Death,

•	Disability (as defined under section 409A(2)(C)(ii) of the Internal Revenue Code), or

•	Qualifying Termination.

3.	Change in Control. In the event of a Change in Control, the following provisions will apply:

•

If successor company assumes the RSUs or substitutes other restricted stock units for such RSUs and You incur a Qualifying Termination within the Protection Period, the RSUs (or substitute restricted stock units) will vest.

•	If successor company does not assume the RSUs, or substitute other restricted stock units for the RSUs, the RSUs will fully vest.

4.	Tax Withholding. Upon the vesting of Your RSUs, Your RSUs will be settled in Shares within 60 days and You will recognize ordinary income. The Company is required to withhold payroll taxes due with respect to that ordinary income. Pursuant to the Plan, at its option the Committee either may (1) have the Company withhold Shares having a Fair Market Value equal to the amount of the minimum tax withholding or (2) require You to pay to the Company the amount of the tax withholding.

5.	Rights as Shareholder. You will not have any rights of a shareholder prior to the vesting of the RSUs, at which time You will have all of the rights of a shareholder with respect to the Shares received upon the vesting of those RSUs, including the right to vote those Shares and receive all dividends and other distributions, if any, paid or made with respect thereto. Any Shares distributed as dividends with respect to the Shares subject to the RSUs will be subject to the same vesting schedule as the underlying RSUs.

6.	Transferability. The RSUs generally may not be transferred, assigned or made subject to any encumbrance, pledge, or charge. Limited exceptions to this rule apply in the case of death, divorce, or gift as provided in Section 12.3 of the Plan.

7.	Effect on Other Employee Benefit Plans. The value of the RSUs evidenced by this Certificate will not be included as compensation, earnings, salaries, or other similar terms used when calculating Your benefits under any employee benefit plan sponsored by the Company or a Subsidiary, except as such plan otherwise expressly provides.

8.	No Employment Rights. Nothing in this Certificate will confer upon You any right to continue in the employ or service of the Company or any Subsidiary or affect the right of the Company or a Subsidiary to terminate Your employment at any time with or without cause.

9.	Amendment. By written notice to You, the Committee reserves the right to amend the Plan or the provisions of this Certificate provided that no such amendment will impair in any material respect Your rights under this Certificate without Your consent except as required to comply with applicable securities laws or Section 409A of the Internal Revenue Code.

10.	Severability. If any term or provision of this Certificate is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any term or provision of this Certificate not declared to be unlawful or invalid. Any term or provision of this Certificate so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to such term or provision to the fullest extent possible while remaining lawful and valid.

11.	Construction. A copy of the Plan has been made available to You and additional copies of the Plan are available upon request to the Company’s Corporate Secretary at the Company’s principal executive office during normal business hours. To the extent that any term or provision of this Certificate violates or is inconsistent with an express term or provision of the Plan, the Plan term or provision shall govern and any inconsistent term or provision in this Certificate shall be of no force or effect.

12.	Binding Effect and Benefit. This Certificate shall be binding upon and, subject to the terms and conditions hereof, inure to the benefit of the Company, its successors and assigns, and You and Your successors and assigns.

13.	Entire Understanding. This Certificate embodies the entire understanding and agreement of the Company and You in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind the Company or You.

14.	Governing Law. This Grant shall be governed by, and construed in accordance with, the laws of the State of Nevada.